MARCH 28, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SMALL COMPANY HLS FUND SUMMARY PROSPECTUS
DATED APRIL 29, 2022
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 29, 2022, AS SUPPLEMENTED THROUGH MARCH 1, 2023
This Supplement contains new and additional information regarding Hartford Small Company HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, John V. Schneider, CFA will no longer serve as a portfolio manager for Hartford Small Company HLS Fund (the “Fund”). Ranjit Ramachandran, CFA will continue to serve as a portfolio manager for the Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the headings “Management” in the above referenced Summary Prospectus and “Hartford Small Company HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Ranjit Ramachandran, CFA	Managing Director and Equity Portfolio Manager	2014
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Small Company HLS Fund” in the above referenced Statutory Prospectus, the portfolio manager information for John V. Schneider, CFA is deleted in its entirety.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7616
March 2023